UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2026

NATHAN’S FAMOUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

N/A
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NATH	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Explanatory Note

As previously disclosed, on January 20, 2026, Nathan’s Famous Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Smithfield Foods, Inc., a Virginia corporation (“Buyer”) and Boardwalk Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Buyer (“Merger Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub shall merge with and into the Company (the “Merger,” and the effective time of the Merger, the “Effective Time”). As a result of the Merger, at the Effective Time, the separate corporate existence of Merger Sub shall cease, the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”) and the Surviving Corporation shall become a wholly owned subsidiary of Buyer. After the Merger, the Company will cease to be publicly traded. Pursuant to the Merger Agreement, the Company filed a Preliminary Proxy Statement on Schedule 14A with the United States Securities and Exchange Commission (the “SEC”) on March 6, 2026 (the “Preliminary Proxy Statement”) and a Definitive Proxy Statement on Schedule 14A with the SEC on September 24, 2026 (the “Proxy Statement”).

Demand Letters and Litigation Related to the Merger

As of the date of this Form 8-K, purported stockholders of the Company have filed lawsuits and delivered demand letters to the Company as described below.

On September 30, 2026, two lawsuits were filed in the Supreme Court of the State of New York by purported stockholders of the Company against the Company and members of the Company’s Board of Directors (the “Board”) captioned, (i) Robert Jones v. Nathan’s Famous, Inc., et al, No 655555/2026 (N.Y.S.), and (ii) William Johnson v. Nathan’s Famous, Inc., et al, No. 655519/2026 (N.Y.S.) (collectively, the “Actions”). The Actions include claims for negligent misrepresentation, concealment, and negligence under New York common law and allege, among other things, that the Proxy Statement filed in connection with the Merger was false and misleading in violation of the defendants’ obligation to disclose all material information relevant to stockholders and necessary to permit an informed decision on whether to vote in favor of the Merger. The Actions name as defendants the Company and the Board and seek, among other forms of requested relief, an order enjoining the consummation of the Merger, rescission of the Merger in the event the Merger is consummated, damages in an unspecified amount, and attorneys’ fees and costs.

Purported stockholders of the Company have delivered fifteen demand letters to the Company (collectively, the “Demand Letters”), including one that attaches a draft complaint, alleging that the disclosures contained in the Preliminary Proxy Statement or the Proxy Statement are deficient and requesting that the Company supplement such disclosures prior to the special meeting of the Company’s stockholders to be held on October 23, 2026. Certain of the Demand Letters also threaten the Company with lawsuits in the event that the alleged deficiencies in the Proxy Statement are not addressed.

The Company has also received two demands from purported stockholders under Section 220 of the Delaware General Corporation Law seeking inspection of certain of the Company’s books and records related to the Merger.

It is possible that additional complaints may be filed, the Actions described above may be amended or that additional demand letters will be received by the Company. If this occurs, the Company does not intend to announce the filing or receipt of each additional, similar complaint or demand letter or any amended complaint unless required by law.

The Company and the Board believe that the claims asserted in the Actions and the Demand Letters are without merit. However, in order to moot the unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Form 8-K. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and the Board specifically deny all allegations set forth in the Actions and the Demand Letters that any additional disclosure in the Proxy Statement was or is required. The Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosure or otherwise shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

Supplemental Disclosures to the Proxy Statement

The supplemental disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Newly added text within restated paragraphs from the Proxy Statement is identified by bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement is identified by ~~strikethrough text~~.

1.	The disclosure in the Proxy Statement in the section “Other Arrangements” beginning on page 58 is hereby supplemented by adding the bolded and underlined disclosure to and deleting the struck-through disclosure from the paragraph on page 58 of the Proxy Statement as follows:

No proposals or indications of interest received from Parent discussed the retention of the Company's executive officers in the Surviving Corporation following the consummation of the Merger. As of the date of this proxy statement, none of the Company's executive officers have (i) reached an understanding on potential employment, equity participation or other retention terms with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), (ii) entered into any definitive agreements or arrangements regarding employment, equity participation or other retention with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger, or (iii) otherwise discussed, communicated or negotiated with Parent regarding employment, compensation, equity participation, directorships or benefits of the Company's executive officers and directors following the consummation of the Merger. However, ~~P~~prior to the Effective Time, the Company, Parent, or their respective affiliates may, in their discretion, continue or initiate, as applicable, discussions regarding agreements, arrangements, and understandings with one or more of the Company’s named executive officers regarding their employment or other future services, compensation or benefits, or co-investment opportunities and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), subject, in the case of the Company, to the interim operating covenants set forth in the Merger Agreement and applicable restrictions therein. In addition, the Company, in consultation with Parent, may engage in certain mitigation strategies prior to the Merger to reduce the potential impact of Section 280G and Section 4999 of the Code.

2.	The disclosure under the heading “THE MERGER – Opinion of Jefferies LLC” is hereby supplemented by adding the bolded and underlined disclosure to and deleting the struck-through disclosure that begins with the first full paragraph on page 44 underneath the section titled “Selected Public Companies Analysis” and ends with “Selected Transactions Analysis” on page 45 of the Proxy Statement as follows:

Selected Public Companies Analysis

Jefferies reviewed publicly available financial, stock market and operating information of Nathan’s and ~~the following~~ eleven selected publicly traded companies in the branded protein, foodservice, small-cap quick service and casual restaurant industries that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to as the “selected companies”.

~~Branded Protein and Foodservice~~

~~•~~	~~Conagra Brands, Inc.~~
~~•~~	~~Hormel Foods Corporation~~
~~•~~	~~J&J Snack Foods Corp.~~

~~•~~	~~Lamb Weston Holdings, Inc.~~
~~•~~	~~Premium Brands Holdings Corporation~~
~~•~~	~~Smithfield Foods, Inc.~~
~~•~~	~~Tyson Foods, Inc.~~

~~Small Cap QSR and Casual Restaurant~~

~~•~~	~~Dine Brands Global, Inc.~~
~~•~~	~~El Pollo Loco Holdings, Inc.~~
~~•~~	~~MTY Food Group Inc.~~
~~•~~	~~Portillo’s Inc.~~

Jefferies reviewed, among other information and to the extent publicly available, enterprise values (“EVs”) of the selected companies, calculated as fully diluted equity values based on closing stock prices on January 16, 2026, plus total debt, capital leases and non-controlling interests, minus cash and cash equivalents, as a multiple of each company’s estimated earnings before interest, taxes, depreciation and amortization, as applicable (“Adjusted EBITDA”) for the calendar years 2025 and 2026, which Jefferies refers to as CY 2025E and CY 2026E, respectively. Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information.

The selected companies and the financial data reviewed included the following:

Selected Public Companies Analysis

Company	EV / CY 2025E Adjusted EBITDA	EV / CY 2026E Adjusted EBITDA
Branded Protein and Foodservice
Conagra Brands, Inc.	8.2x	9.0x
Hormel Foods Corporation	12.2x	10.8x
J&J Snack Foods Corp.	9.7x	9.2x
Lamb Weston Holdings, Inc.	8.1x	9.0x
Premium Brands Holdings Corporation	8.8x	7.5x
Smithfield Foods, Inc.	6.7x	6.7x
Tyson Foods, Inc.	8.2x	8.3x
Small-Cap QSR and Casual Restaurant
Dine Brands Global, Inc.	7.8x	7.3x
El Pollo Loco Holdings, Inc.	6.2x	6.0x
MTY Food Group Inc.	7.8x	7.9x
Portillo’s Inc.	8.1x	8.1x

~~Financial Metric~~	~~Low~~	~~Median~~	~~High~~
~~Branded Protein and Foodservice~~
 ~~EV / CY 2025E Adjusted EBITDA~~	~~6.7x~~	~~8.2x~~	~~12.2x~~
 ~~EV / CY 2026E Adjusted EBITDA~~	~~6.7x~~	~~9.0x~~	~~10.8x~~
~~Small-Cap QSR and Casual Restaurant~~
 ~~EV / CY 2025E Adjusted EBITDA~~	~~6.2x~~	~~7.8x~~	~~8.1x~~
 ~~EV / CY 2026E Adjusted EBITDA~~	~~6.0x~~	~~7.6x~~	~~8.1x~~

Jefferies applied a selected range of enterprise value to estimated Adjusted EBITDA multiples of 7.5x to 10.0x and 7.0x to 9.5x to corresponding data of Nathan’s based on the Nathan’s Financial Projections for estimated Adjusted EBITDA for CY 2025E and CY 2026E, respectively, to determine ranges of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt of $24.5 million as of December 28, 2025 to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding of approximately 4.155 million, each as provided by Nathan’s management, to calculate a range of implied per share equity values for Nathan’s. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $102.00 per share.

Selected Public Companies Analysis

Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / CY 2025E Adjusted EBITDA	7.5x – 10.0x	$57.55 – $78.60
EV / CY 2026E Adjusted EBITDA	7.0x – 9.5x	$65.70 – $90.80

No company utilized in the selected public companies analysis is identical to Nathan’s. In evaluating the selected public companies, Jefferies made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Nathan’s and Jefferies’ control.

3.	The disclosure under the heading "THE MERGER - Opinion of Jefferies LLC" is hereby supplemented by adding the bolded and underlined disclosure to and deleting the struck-through disclosure that begins with the first full paragraph on page 45 underneath the section titled "Selected Transactions Analysis" and ends with "Discounted Cash Flow Analysis" on page 47 of the Proxy Statement as follows:

Selected Transactions Analysis

Jefferies reviewed publicly available financial, stock market and operating information of Nathan’s and company filings, definitive proxy statements, press releases and Wall Street research relating to ~~the following~~ thirty-three historical M&A transactions, announced since May 2013, involving companies in the branded protein, foodservice, small-cap quick service and casual restaurant industries that have financial and operating characteristics that Jefferies, in its professional judgment, considered generally relevant for purposes of its analysis, which are collectively referred to as the “selected transactions”.

The selected transactions and the financial data reviewed included the following:

Selected Transactions Analysis

Announcement Date	Target	Acquiror	EV / LTM Adjusted EBITDA
Branded Protein and Foodservice
December 2025	Stampede Culinary Partners, Inc.	Premium Brands Holdings Corporation	9.7x
August 2021	Sanderson Farms, Inc.	Cargill / Continental Grain Company	10.8x
June 2021	Kerry Consumer Foods (Meats and Meals Business)	Pilgrim’s Pride Corporation	8.5x
November 2019	National Beef Packing Company, LLC	Marfrig Global Foods S.A.	4.4x
September 2017	Moy Park (JBS S.A.)	Pilgrim’s Pride Corporation	9.6x

August 2017	Fontanini Italian Meats and Sausages	Hormel Foods Corporation	12.0x
May 2017	Rubicon Resources, LLC	High Liner Foods Incorporated	6.7x
April 2017	AdvancePierre Foods Holdings, Inc.	Tyson Foods, Inc.	13.5x
August 2015	American Seafoods	Bregal- Partners	7.7x
June 2015	Moy Park Ltd (Marfrig Global Foods S.A.)	JBS S.A.	7.9x
June 2015	Campofrio Food Group	Sigma Alimentos, S.A. of C.V.	7.1x
May 2015	Applegate Farms, LLC	Hormel Foods Corporation	16.9x
May 2013	Smithfield Foods, Inc.	WH Group Limited	9.2x
Small-Cap QSR and Casual Restaurant
November 2025	Denny’s Corporation	TriArtisan Capital Advisors LLC	8.0x
September 2025	Potbelly Corporation	Racetrac, Inc.	19.9x
July 2025	Sizzling Platter, LLC	Bain Capital North American Private Equity	7.3x
January 2024	Carrols Restaurant Group, Inc.	Restaurant Brands International Inc.	7.1x
August 2023	Fiesta Restaurant Group, Inc.,	Authentic Restaurant Brands (Garnett Station Partners, LLC)	8.2x
December 2022	Fuzzy’s Taco Shop	Dine Brands Global, Inc.	12.2x
September 2022	Recipe Unlimited Corporation	Fairfax Financial Holdings Limited	9.1x
December 2021	Del Taco Restaurants, Inc.	Jack in the Box Inc.	10.5x
November 2021	Firehouse Restaurant Group Inc.	Restaurant Brands International Inc.	20.0x
July 2021	Taco Cabana (Fiesta Restaurant Group)	Yadav Enterprises, Inc.	7.0x
June 2021	Global Franchise Group	FAT Brands Inc.	11.1x
January 2020	The Habit Restaurants, Inc.	Yum! Brands, Inc.	11.8x
April 2019	Pap Murphy’s Holdings Inc.	MTY Food Group Inc.	8.4x
November 2018	Diversified Restaurant Holdings, Inc.	ICV Partners, LLC	7.3x
November 2018	Bojangles’ Inc.	Durational Capital Management LP	10.8x
August 2018	Jamba, Inc.	Roark (Focus Brands Inc.)	15.1x
August 2018	Zoe’s Kitchen, Inc.	CAVA Group Inc.	14.8x
December 2017	Qdoba Restaurant Corp.	Apollo Global Management LLC	6.4x
March 2017	Checkers Drive-In Restaurants, Inc.	Oak Hill Capital Partners	10.4x
April 2015	Del Taco Holdings Inc.	Levy Acquisition Corp.	8.5x

~~Selected Transactions Analysis~~

~~Financial Metric~~	~~Low~~	~~Median~~	~~High~~
~~Branded Protein and Foodservice~~
 ~~EV / LTM Adjusted EBITDA~~	~~4.4x~~ 	~~9.2x~~	~~16.9x~~
~~Small-Cap QSR and Casual Restaurant~~
 ~~EV / LTM Adjusted EBITDA~~	~~6.4x~~	~~9.7x~~	~~20.0x~~

Jefferies applied a selected range of enterprise value to the last twelve months (“LTM”) Adjusted EBITDA multiples derived from the selected transactions analysis of 8.0x to 11.0x to the estimated LTM Adjusted EBITDA of Nathan’s for the twelve months ended December 28, 2025, to determine a range of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt of $24.5 million as of December 28, 2025, to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding of approximately 4.155 million, each as provided by Nathan’s management, to calculate a range of implied per share equity values. This analysis indicated the reference ranges of implied per share equity values set forth in the table below (rounded to the nearest $0.05), in each case as compared to the Merger Consideration of $102.00 per share.

Selected Transactions Analysis

Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
EV / LTM Adjusted EBITDA	8.0x – 11.0x	$61.80 – $86.80

No transaction utilized as a comparison in the selected transactions analysis is identical to the Merger. In evaluating the Merger, Jefferies made numerous judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond the control of Nathan’s and Jefferies.

4.	The disclosure under the heading “THE MERGER – Opinion of Jefferies LLC” is hereby supplemented by adding the bolded and underlined disclosure to the disclosure that begins with “Discounted Cash Flow Analysis” on page 47 and ends with “Miscellaneous” on page 47 of the Proxy Statement as follows:

Discounted Cash Flow Analysis

Jefferies performed a discounted cash flow analysis of Nathan’s by calculating the estimated present value of the stand-alone unlevered free cashflows that Nathan’s was forecasted to generate during the fourth fiscal quarter of 2026 and the fiscal years ending March 31, 2027, through March 31, 2030, based on the Nathan’s Financial Projections. The terminal values of Nathan’s were calculated by applying a selected range of perpetuity growth rates of 2.0% to 3.0% to Nathan’s estimated terminal year unlevered free cashflows, based on the Nathan’s Financial Projections and per management guidance. The present values of the unlevered free cash flows and terminal values of Nathan’s were then calculated using a selected discount rate range of 9.0% to 10.0%, based on an estimate of Nathan’s weighted average cost of capital, to determine a range of implied enterprise values for Nathan’s. Jefferies then subtracted Nathan’s estimated net debt of $24.5 million as of December 28, 2025, to calculate a range of implied equity values, and divided the result by the number of fully diluted shares of Common Stock outstanding of approximately 4.155 million, each as provided by Nathan’s management, to calculate a range of implied per share equity values for Nathan’s. This analysis indicated a reference range of implied per share equity values of $95.35 to $124.60 per share (rounded to the nearest $0.05), as compared to the Merger Consideration of $102.00 per share (or $103.00 per share, assuming that, prior to the Effective Time and as permitted under the Merger Agreement, Nathan’s declares and pays two regular quarterly dividends from Nathan’s cash balance and cash flows reflected within the reference range above).

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, stockholder approvals and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the proposed transaction; the timing to consummate the proposed transaction and the risk that the proposed transaction may not be completed at all or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the conditions to closing of the proposed transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the proposed transaction; legislative, regulatory and economic developments; and the diversion of management’s time on transaction-related issues.  The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “believe,” “positioned,” “estimate,” “project,” “plan,” “goal,” “target,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2026 filed with the SEC and in any other SEC filings made by the Company.  The Company cautions that these risks and factors are not exclusive. Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the proposed transaction include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure to satisfy the closing conditions, the possibility that the consummation of the proposed transaction is delayed or does not occur, including the failure of the Company’s stockholders to approve the proposed transaction, uncertainty as to whether the parties will be able to complete the proposed transaction on the terms set forth in the Merger Agreement, the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the Merger Agreement, challenges, disruptions and costs of integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected, risks that the proposed transaction and other transactions contemplated by the Merger Agreement disrupt current plans and operations that may harm the Company’s businesses, the amount of any costs, fees, expenses, impairments and charges related to the proposed transaction, and uncertainty as to the effects of the announcement or pendency of the proposed transaction on the market price of the Company's common stock and/or on its financial performance. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information Regarding the Proposed Transaction and Where to Find It

In connection with the proposed transaction and with the solicitation of proxies for the special meeting of stockholders, the Company has filed the Proxy Statement with the SEC, and the Company may file other relevant materials with the SEC. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND DOCUMENTS INCORPORATED THEREIN, FILED OR THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive Proxy Statement has been sent to the Company’s stockholders. Investors and securityholders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of www.nathansfamous.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations in writing from us at the following address: Nathan’s Famous, Inc. One Jericho Plaza Second Floor — Wing A Jericho, New York 11753, or by telephone at 516-338-8500. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2026, which was filed with the SEC on June 9, 2026, and was amended by the Company’s Annual Report on Form 10-K/A (Amendment No. 1) filed with the SEC on July 24, 2026 and in other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed or to be filed with the SEC regarding the transaction. Investors should read the Proxy Statement and any other such materials carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2026	NATHAN’S FAMOUS, INC.

	By:	/s/ Eric Gatoff
		Name:	Eric Gatoff
		Title:	Chief Executive Officer